Exhibit 99.1

Jupiter Wellness to Offer Clinical Research Services with Acquisition of Ascent Clinical Research: $3 Million Annual Revenue & EBITDA Contribution to Jupiter

IN A BID TO EXPEND JUPTER WELLNESS’S RESEARCH CAPABILITIES AND ENTER THE LUCRATIVE CRO BUSINESS, JUPITER WELLNESS ACQUIRED THE ASSETS OF ASCENT CLINICAL RESEARCH

JUPITER, FL April 27, 2022 — Jupiter Wellness, Inc. (Nasdaq: JUPW) today announced it has concluded an Asset Purchase Agreement with Ascent Clinical Research, Inc. through which it has acquired certain clinical assets including clinical trial research contracts worth $3 million in annual revenues for a purchase price of 5% royalties on future net revenues generated by the assets.

“This strategic asset purchase agreement adds immediate revenues to Jupiter in Q2 2022 and contributes positively towards EBITDA with no upfront cash or stock acquisition cost to our company. The acquired contracts and related assets enhance Jupiter’s position as a research and development powerhouse while allowing us to enter the lucrative clinical research organization business ,” stated Jupiter CEO Brian John.

About Jupiter Wellness

Jupiter Wellness, Inc. (Nasdaq: JUPW) is a leading developer of pharmaceutical cannabinoids focused on skincare therapeutics and treatments. The Company’s product pipeline incorporates cannabidiol (CBD) to address indications including psoriasis, eczema, burns, herpes cold sores, and skin cancer. Jupiter generates revenue from a growing line of proprietary over-the-counter skincare products including its CaniSun™ sunscreen and other wellness brands sold through www.cbdcaring.com. For additional information, please visit www.jupiterwellness.com.

Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021 and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Jupiter Wellness Media Contact:

Phone: 561-244-7100
Email: info@JupiterWellness.com

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